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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): October 1, 1998



                          Irvine Sensors Corporation
            (Exact name of registrant as specified in its charter)


         Delaware                    1-8402                  33-0280334
(State or other jurisdiction      (Commission             (I.R.S. Employer
     of incorporation)            File Number)           Identification No.)



                              3001 Redhill Avenue
                         Costa Mesa, California 92626
         (Address of principal executive offices, including Zip Code)

                                (714) 549-8211
             (Registrant's telephone number, including area code)
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Item 4.  Changes in Registrant's Certifying Accountant

(a). Previous independent accountants

     On October 1, 1998, the Company dismissed PricewaterhouseCoopers LLP as its independent accountants effective as of the Company's fiscal year ended September 27, 1998.

     The Registrant's Audit Committee participated in and approved the decision to change independent accountants.

     The reports of PricewaterhouseCoopers LLP on the financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

     In connection with its audits for the two most recent fiscal years and through October 1, 1998 there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their reports on the financial statements for such years.

     During the two most recent fiscal years and through October 1, 1998, there has been a single reportable event (as defined in Regulation S-K Item 304(a)(1)(v)). In connection with the audit of the Company's financial statements for the year ended September 29, 1996, PricewaterhouseCoopers LLP reported to the Audit Committee of the Board of Directors that they noted a material weakness in the Company's procedures for valuing inventory at its Computer Products Operation located in Vermont. The Company subsequently closed this Operation.

     The Registrant has requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated October 2, 1998 is filed as
Exhibit 16 to this Form 8-K.

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(b). New independent accountants

     On October 1, 1998, the Company selected Grant Thornton LLP to act as its independent accountants effective as of the Company's fiscal year ended September 27, 1998.

     During the two most recent fiscal years and through October 1, 1998, the Registrant has not consulted with Grant Thornton LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements, and either a written report was provided to the Registrant or oral advice was provided that Grant Thornton LLP concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 7.  Financial Statements and Exhibits

     The following exhibits are filed as part of this Current Report on Form 8-
K:


Exhibit
Number                                            Exhibit
-------                                           -------

   16                    Letter from PricewaterhouseCoopers LLP to the SEC dated
                         October 2, 1998.


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date:  October 2, 1998

                                               IRVINE SENSORS CORPORATION



                                               By:  /s/  John J. Stuart, Jr.
                                                    ------------------------
                                                    John J. Stuart, Jr.
                                                    Vice President and
                                                    Chief Financial Officer

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                               INDEX TO EXHIBITS


                                                           Sequentially Numbered
                                                                   Page
                                                                   ----

16    Letter from PricewaterhouseCoopers LLP to the SEC
      dated October 2, 1998                                         5





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